Note 2 - Summary of Significant Accounting Policies (Details Narrative)	9 Months Ended
Sep. 30, 2016
Accounting Policies [Abstract]
Non-Controlling Interest, Description	Limited partnership units in AHIT-Valfre that are not owned by the Company are presented as non-controlling interest in the equity section of our consolidated balance sheets. Our limited partners do not have the right to share in the net income or losses of AHIT Valfre but have the right to convert all or part of their partnership units to common shares of the Company on a one-for-one basis following the one-year anniversary of issuance. At the time of redemption, we have the right to determine whether to redeem the non-controlling limited partnership units of AHIT Valfre for cash, based upon the fair value of an equivalent number of shares of our common stock at the time of redemption. As of June 30, 2016, there were 300,026 limited partnership units outstanding in AHIT Valfre.